EXHIBIT 32.1

Next Meats Holdings, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Next Meats Holdings, Inc. (the Company) on Form 10-K for the fiscal year ended April 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Koichi Ishizuka, Principal  Executive Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Koichi Ishizuka and will be retained by Next Meats Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: September 28, 2023

By: /s/ Koichi Ishizuka

Koichi Ishizuka,

Chief Executive Officer

(Principal Executive Officer)

EXHIBIT 32.2

Next Meats Holdings, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Next Meats Holdings, Inc. (the Company) on Form 10-K for the fiscal year ended April 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Koichi Ishizuka, Principal Financial Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Koichi Ishizuka and will be retained by Next Meats Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: September 28, 2023

By: /s/ Koichi Ishizuka

Koichi Ishizuka,

Chief Financial Officer

(Principal Financial Officer)